THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R AND SEPARATE ACCOUNT USL VA-R
SUPPLEMENT DATED MARCH 3, 2006
TO CERTAIN
VARIABLE UNIVERSAL LIFE INSURANCE POLICY PROSPECTUSES
AND TO THE
PLATINUM INVESTOR® IMMEDIATE VARIABLE ANNUITY CONTRACT PROSPECTUS
AS SUPPLEMENTED OCTOBER 24, 2005, DECEMBER 19, 2005 AND FEBRUARY 7, 2006

          This supplement substantially changes certain conditions described in our December 19, 2005 supplement regarding the reorganization of the AIM V.I. Premier Equity Fund into AIM V.I. Core Equity Fund. Our December 19 supplement provided for access to the AIM V.I. Core Equity Fund investment option for those Policy or Contract owners with accumulation value invested in the AIM V.I. Premier Equity Fund investment option on the date of the closing of the reorganization. We are changing that restriction. Instead, any owner whose Policy or Contract effective date is prior to May 1, 2006 will be able to use the AIM V.I. Core Equity Fund investment option for any purpose permitted under the Policy or Contract subsequent to the reorganization. This supplement, describing the reorganization's effect on the Policies or Contracts reads as follows:

          The United States Life Insurance Company in the City of New York ("USL") is amending its variable universal life insurance Policy prospectuses and its Platinum Investor Immediate Variable Annuity Contract prospectus for the sole purpose of providing you with information regarding the proposed reorganization of AIM V.I. Premier Equity Fund, an underlying Fund of the Policies' and Contracts' variable investment options.

          USL has received notification that the Board of Trustees of AIM Variable Insurance Funds has approved an Agreement and Plan of Reorganization ("Plan of Reorganization") pursuant to which the AIM V.I. Premier Equity Fund ("Premier Equity Fund") will be reorganized into AIM V.I. Core Equity Fund ("Core Equity Fund"), a Fund of the AIM Variable Insurance Funds. The Plan of Reorganization is subject to shareholder approval at a meeting on or about April 4, 2006.

          If the Plan of Reorganization is approved, then on May 1, 2006, all Policy or Contract owner accumulation values in the investment option supported by the Premier Equity Fund will be automatically moved into the investment option supported by the Core Equity Fund. Only the underlying Fund will change, not the investment option itself. After the change in the underlying Fund, if your Policy or Contract has an effective date prior to May 1, 2006, you will retain the right to invest in the Core Equity Fund investment option for any purpose allowed under your Policy or Contract.

          The investment option supported by the Core Equity Fund will not be offered as an investment option under Policies or Contracts effective on and after May 1, 2006.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, automatic rebalancing or new premium allocations into or out of the Premier Equity Fund investment option after 3:00 p.m. Central Time on Thursday, April 27, 2006, we will delay the entire transaction until after 3:00 p.m. Central Time on Friday, April 28, 2006, when we will execute such transaction. Your transaction will use prices established after the close of the New York Stock Exchange on May 1, 2006.

          For a period of time after May 1, 2006, we may provide you with confirmations, statements and other reports that contain the name of the Premier Equity Fund investment option.

          If you have any questions, please call us. Variable Universal Life Policy owners, please call us at 1-800-251-3720. Immediate Variable Annuity Contract owners, please call us at 1-800-242-4079.